Exhibit 99.1

Sonder Holdings Inc. and Gores Metropoulos II Announce Closing of Business Combination

Sonder’s common stock to commence trading on the Nasdaq under ticker “SOND” on January 19

Approximately $310 million PIPE capital from leading investors including affiliates of Gores Metropoulos II, Fidelity Management & Research LLC, funds and accounts managed by subsidiaries of BlackRock, Inc., Atreides Management, LP, and Senator Investment Group

Sonder to draw on $165 million in principal amount of Delayed Draw Notes following the closing of the business combination

SAN FRANCISCO and LOS ANGELES, January 18, 2022 - Sonder Holdings Inc. (“Sonder'' or the “Company”), a leading next-generation hospitality company that is redefining the guest experience through technology and design, today announced that it completed its previously announced business combination with Gores Metropoulos II, Inc. (Nasdaq: GMII, GMIIW, and GMIIU) (“GM II”), a special purpose acquisition company sponsored by affiliates of The Gores Group, LLC, and Metropoulos & Co. The business combination was approved at a special meeting of Gores Metropoulos II stockholders on January 14, 2022.

The combined company will operate as Sonder Holdings Inc. and will commence trading its common stock and publicly traded warrants on the Nasdaq Global Select Market (“Nasdaq”) tomorrow under the ticker symbols “SOND” and “SONDW”, respectively.

“While the travel industry has faced headwinds with the ongoing pandemic, Sonder has continued to grow at a rapid clip, proving the resiliency of our business model and demonstrating our ability to pivot quickly to address emerging trends and traveler needs. We delivered record quarterly revenue in both Q2 and Q3 and we remain aggressively optimistic on the future of travel,” said Francis Davidson, Co-Founder and Chief Executive Officer of Sonder. “Today is a historic moment for the entire Sonder team and a testament to how we’ve revolutionized the hospitality industry by reimagining and delivering what the modern traveler demands. We are really proud of what we’ve achieved to date and want to recognize the dedication of all Sonderites. We have an exceptional team in place to drive the next chapters of growth for our organization.”

“We continue to lead and innovate with our tech-enabled offering, inspiring design, consistent quality, and compelling value that are the hallmarks of a great modern hospitality experience,” said Sanjay Banker, President and Chief Financial Officer of Sonder. “We appreciate our close partnership with the Gores team and with our business combination completed, Sonder now has a very strong balance sheet to aggressively pursue our ambitious growth strategy, revolutionize hospitality, and deliver long-term value to shareholders.”

"We’re proud to have partnered with Sonder and look forward to supporting their next chapter of growth," said Ted Fike, Senior Managing Director at The Gores Group. “With a differentiated, tech-driven platform and unique value proposition, we’re confident that becoming a public company will enable Sonder to solidify its leading position as the hospitality brand of tomorrow.”

Justin Wilson, Senior Managing Director at The Gores Group, added, "Sonder is a true disruptor in the travel space, with a proven ability to execute and deliver despite a very challenging period for the hospitality industry as a whole. We’re excited to watch them continue to expand and reshape guest stays at a global level.”

Sonder will retain its experienced management team. Mr. Davidson will continue to serve as Co-Founder and CEO and Mr. Banker will continue to serve as President and CFO.

Sonder will be scheduling a bell ringing ceremony with Nasdaq at a later date to formally celebrate its public listing.

Advisors
Goldman Sachs & Co. LLC served as exclusive financial advisor to Sonder. Wilson Sonsini Goodrich & Rosati, P.C. served as legal advisor to Sonder.

Morgan Stanley & Co. LLC served as lead financial advisor and Deutsche Bank Securities Inc. and Citigroup served as capital markets advisors to GM II. Moelis & Company LLC acted as additional financial advisor to GM II. Weil, Gotshal & Manges LLP served as legal advisor to GM II.

Goldman Sachs & Co. LLC, Morgan Stanley & Co. LLC, Citigroup, and Deutsche Bank Securities Inc. served as joint lead placement agents on the PIPE. Latham & Watkins LLP is serving as legal advisor to the co-placement agents.

About Sonder
Sonder is revolutionizing hospitality through innovative, tech-enabled service and inspiring, thoughtfully designed accommodations combined into one seamless experience. Launched in 2014 and headquartered in San Francisco, Sonder provides a variety of accommodation options — from spacious rooms to fully-equipped suites and apartments — found in over 35 markets spanning ten countries and three continents. The Sonder app gives guests full control over their stay. Complete with self-service features, simple check-in and 24/7 on-the-ground support, amenities and services at Sonder are just a tap away, making a world of better stays open to all.
To learn more, visit www.sonder.com or follow Sonder on Facebook, Twitter or Instagram. Download the Sonder app on Apple or Google Play.

About Gores Metropoulos II, Inc.
Gores Metropoulos II, Inc. (Nasdaq: GMII, GMIIW, and GMIIU) is a special purpose acquisition company sponsored by an affiliate of The Gores Group, LLC, a global investment firm founded in 1987 by Alec Gores, and by an affiliate of Metropoulos & Co. whose Principals are Dean, Evan and Daren Metropoulos. Gores Metropoulos II was formed for the purpose of entering into a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Messrs. Gores and Metropoulos together have over 100 years of combined experience as entrepreneurs, operators and investors across diverse sectors including industrials, technology, media and entertainment, business services, healthcare and consumer products and services. Over the course of their careers, Messrs. Gores and Metropoulos and their respective teams have invested in more than 180 portfolio companies through varying macroeconomic environments with a consistent, operationally-oriented investment strategy. For more information, please visit www.gores.com.

Forward-Looking Statements
This press release contains a number of “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on Sonder’s management’s current expectations, estimates, projections and beliefs, as well as a number of assumptions concerning future events. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. Forward-looking statements in this release include, but are not limited to, the closing of the drawdown on Sonder’s Delayed Draw Notes, the commencement of trading of Sonder’s common stock and publicly traded warrants on Nasdaq, Sonder’s beliefs regarding its current and future financial position, Sonder’s beliefs regarding its future financial and operating results and growth and the effect of the COVID-19 pandemic, its timing of recovery and the pandemic’s impact to Sonder’s business and financial position. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Sonder’s management’s control, that could cause actual results to differ materially from the results discussed in the forward-looking statements. These risks, uncertainties, assumptions and other important factors include, but are not limited to: (a) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of the combined company to grow and manage growth profitably, maintain relationships with real estate owners and developers, guests and suppliers and retain its management and key employees; (b) changes in applicable laws or regulations, including legal or regulatory developments (such as changes in local laws affecting hotels, apartments and other accommodation and regulatory developments related to special purpose acquisition companies); (c) the possibility that Sonder may be adversely affected by other economic, business and/or competitive factors; (d) risks related to the impact of the COVID-19 pandemic, including the Omicron and other variants and potential governmental and other restrictions (including travel restrictions) resulting therefrom; and (e) other risks and uncertainties described in the final proxy statement/prospectus/consent solicitation statement, including those under the heading “Risk Factors” therein, and other documents filed by the Company from time to time with the SEC. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Except as required by law, Sonder does not undertake any obligation to update or revise its forward-looking statements to reflect events or circumstances after the date of this report. Additional risks and uncertainties are identified and discussed in Sonder’s reports filed and to be filed with the SEC and available at the SEC’s website at www.sec.gov.
Contacts
For Sonder:
Media Contacts
Finsbury Glover Hering
press@sonder.com

Investor Contacts
Chris Mammone, The Blueshirt Group
ir@sonder.com

For The Gores Group and affiliates:
Jennifer Kwon Chou
Managing Director
The Gores Group
310-209-3010
jchou@gores.com

OR

John Christiansen/Cassandra Bujarski/Kate Gorgi
Sard Verbinnen & Co
GoresGroup-SVC@sardverb.com